Financial risk management	12 Months Ended
Dec. 31, 2021
Disclosure Of Financial Risk Management [Abstract]
Financial risk management

3. Financial risk management

3.1. Financial risk factors

Through its operations, the Group is exposed to various financial risks attributable to primarily cash, short-term investments, trade receivables, trade payables and liabilities to credit institutions. The financial risks are market risk, mainly interest risk and currency risk, credit risk, liquidity risk and refinancing risk. The Group strives to minimize potential unfavorable effects from these risks on the Group’s financial results.

The aim of the Group’s financial operations is to:

•	ensure that the Group can meet its payment obligations,

•	manage financial risks,
•	ensure a supply of necessary financing, and
•	optimize the Group’s finance net.

The Group’s risk management is predominantly controlled by a central treasury department (the “Group treasury”) under policies owned by the CFO and approved by the Board of Directors. The CEO is responsible to the Board of Directors for the risk management and ensuring that the guidelines and risk mandates are followed and carried out in accordance with established treasury policy.

The Group treasury identifies, evaluates and hedges financial risks in close cooperation with the Group’s operating units. The treasury policy provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments and investment of excess liquidity. The treasury policy (a) identifies categories of financial risks and describe how they should be managed, (b) clarifies the responsibility in financial risk management among the Board of Directors, the

CEO, the CFO, Group Treasury and the Subsidiaries, (c) specifies reporting and control requirements for Group treasury functions and (d) ensures that the treasury operations of the Group are supporting the overall strategy of the Group.

3.1.1 Market risk

Currency risk (transaction risk)

The Group operates internationally and is exposed to foreign exchange risk. Foreign exchange risk arises from future commercial transactions and recognized assets and liabilities denominated in a currency that is not the functional currency of the relevant Group entity. Primarily, the Group is exposed to currency risk in Group companies with SEK as the functional currency. The primary risks in these companies are USD/SEK, GBP/SEK, EUR/SEK and CNY/SEK due to sales (trade receivables), purchases (trade payables), borrowings and short-term deposits (cash and cash equivalents).

Due to the growth profile of the Group it is necessary to maintain a dynamic risk management of currency. Treasury monitors forecast of highly probable cash flows for each currency and aim to achieve a natural match of inflows and outflows. For those currencies which have a net cash flow that is positive or negative, foreign exchange instruments (FX forward or spot) are used to manage the risk between 50% and 100% of the exposure for the following 12 months. The Group does not apply hedge accounting. As at December 31, 2021 the Group had no currency derivatives. As at December 31, 2020 the Group had currency derivatives of £20 million for which the fair value was $0.8 million.

Exposure

The Group’s primary exposure to foreign currency risk at the end of the reporting period, expressed in thousands of USD was as follows:

	As at December 31, 2021
	SEK/USD	SEK/EUR	SEK/GBP	SEK/CNY
Trade receivables	—	9,220	382	—
Short-term deposits	—	—	—	78,766
Liabilities to credit institutions	—	(5,314)	—	—
Trade payables	(723)	(14,732)	(1,238)	—
Lease liabilities	—	(2,903)	—	—
Total	(723)	(13,729)	(856)	78,766

	As at December 31, 2020
	SEK/USD	SEK/EUR	SEK/GBP	SEK/CNY
Trade receivables	—	6,113	135	—
Liabilities to credit institutions	—	(8,041)	—	—
Shareholder loans	(40,284)	(45,427)	—	—
Trade payables	(4,154)	(10,856)	(302)	—
Lease liabilities	—	(3,074)	—	—
Derivatives	—	—	(27,273)	—
Total	(44,438)	(61,285)	(27,440)	—

Sensitivity

The Group is primarily exposed to changes in USD/SEK, EUR/SEK, GBP/SEK and CNY/SEK exchange rates. The Group’s risk exposure in foreign currencies:

Impact on loss before tax
	2021	2020	2019
USD/SEK exchange rate—increase/decrease 10%	+/- 72	+/- 4,444	+/- 1,700
EUR/SEK exchange rate—increase/decrease 10%	+/- 1,211	+/- 6,129	+/- 1,451
GBP/SEK exchange rate—increase/decrease 10%	+/- 63	+/- 2,786	+/- 116
CNY/SEK exchange rate—increase/decrease 10%	+/- 7,877	—	—

Currency risk (translation risk)

The Group is also exposed to currency risk when foreign subsidiaries with a functional currency other than USD are consolidated, primarily for EUR, SEK, GBP and CNY. The Group’s policy is not to hedge the translation exposure related to net foreign assets to reduce translation risk in the consolidated financial statements.

Interest-rate risk

The Group’s main interest rate risk arises from long-term liabilities to credit institutions with variable rates (primarily Euro Interbank Offered Rate “Euribor” 3 Months during 2021 and 2020 and Stockholm Interbank Offered Rate “Stibor” 3 Months during 2020), which expose the Group to cash flow interest rate risk. As at December 31, 2021, the nominal amount of liabilities to credit institutions with variable interest rate were $5.3 million with no hedges. As at December 31, 2020, the nominal amount of liabilities to credit institutions with variable interest rate were $97.6 million, whereof, $5.7 million were swapped using floating-to-fixed interest rate swaps for the risk in Stibor 3M.

Sensitivity

Profit or loss is sensitive to higher/lower interest expense primarily from liabilities to credit institutions as a result of changes in interest rates.

	Impact on loss before tax
	2021	2020	2019
Interest rates - increase/decrease by 100 basis points	+/- 60	+/- 996	+/- 721

Fair value / Price risk

The Group is exposed to price risk from changes in fair value from short-term investments held by the Group that are classified as fair value through profit and loss. To manage the risk arising from investments, surplus liquidity may be invested primarily in liquid assets with low risk, investment grade BBB- or better rated. The fair value of the short-term investments as of December 31, 2021 is $250 (-) million. The investment portfolio consists of funds, bonds and certificates in USD and SEK. Funds consist of primarily “money market funds”, i.e., a kind of mutual fund that invests in highly liquid, near-term instruments and high-credit-rating debt-based securities with a short-term maturity. Bonds and certificates consist of corporate bonds and commercial papers.

Sensitivity

Profit or loss is sensitive to changes in fair value from short-term investments.

	Impact on loss before tax
	2021	2020	2019
Fair value - increase/decrease by 10%	+/- 25	—	—

Commodity price risk

The Group is exposed to risk related to the price and availability of our ingredients and our profitability is dependent on, among other things, our ability to anticipate and react to availability of ingredients and inflationary pressures. Currently, the main ingredient in our products is oat.  The Group purchases oats from millers in Belgium, Sweden, Finland the United States, Malaysia and China, so supply may be particularly affected by any adverse events in these countries and regions.  The prices of oats and other ingredients, such as rapeseed oil, used are subject to many factors beyond the Group’s control, including poor harvests due to adverse weather conditions, natural disasters and changes in world economic conditions, including as a result of COVID-19 and the conflict in Ukraine. Oat prices and other ingredients such as rapeseed oil are normally agreed to annually with suppliers for the following year based on the outcome of the current year harvest.

The Group believes it will be able to address material commodity increases by either increasing prices or reducing operating expenses.  However, increases in commodity prices, without adjustments to pricing, or reduction to operating expenses, or a delay in pricing actions, could increase costs and increase loss as a share of revenue.  In addition, macro-economic and competitive conditions could make additional price increases difficult.

A general commodity cost price increase of 5% would have increased our 2021 commodity costs by $10.0 million.

3.1.2 Credit risk

Credit risk arises primarily from cash and cash equivalents and debt instruments carried at amortized cost.

Financial counterparty credit risk is managed on a Group basis. The external financial counterparties must be high-quality international credit institutions or other major participants in the financial markets, in each case, with a minimum investment grade rating BBB- / Baa3. The rating of the financial counterparties used during 2021 and 2020 were in the range from BBB- to AA+.

Customer and supplier credit risk is mitigated through credit risk assessment, credit limit setting in case of payment obligations overdue and through the contractual terms. There are no significant concentrations of credit risk in regards of exposure to specific industry sectors and/or regions. For the year ended December 31, 2021, one customer in the foodservice channel represented approximately 14% of total revenue. The Group has not had any incurred losses from this customer historically. During 2020, there were no customers who individually represented more than 10% of revenue.

The Group has primarily two types of financial assets that are subject to the expected credit loss model:

•	trade receivables, and
•	loans to employees (other non-current financial assets at amortized cost).

Trade receivables

The Group applies the simplified approach to measuring expected credit losses, which uses a lifetime expected loss allowance for all trade receivables.

To measure the expected credit losses, trade receivables have been grouped based on days past due. The expected loss rates are based on sales over a period of 36 months before December 31, 2021, and the corresponding historical credit losses experienced within this period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the customers to settle the receivables. In cases when the Group has more information on customers than the statistical model reflects, a management overlay is made for those specific customers. Historically, the Group has experienced immaterial credit losses. Based on the historical data of very low credit losses together with a forward-looking assessment, the expected credit loss for trade receivables is not material. The Group has during 2021 and 2020 not had any significant impairment losses relating to specific customers.

The aging of the Group’s trade receivables is as follows:

	2021	2020
Current	78,771	55,086
1-30 days past due	18,387	10,473
31-60 days past due	4,268	1,726
61-90 days past due	1,159	2,154
91- days past due	3,817	2,569
Gross carrying amount	106,402	72,009
Allowance for expected credit losses	(883)	(712)
Net carrying amount	105,519	71,297

The movements in the Group’s allowance for expected credit losses of trade receivables are as follows:

	2021	2020
As at January 1	(712)	(2,557)
Increase of allowance recognized in statement of operations during the year	(490)	(552)
Receivables written off during the year as uncollectible	—	2,569
Unused amount reversed	290	104
Translation differences	29	(276)
As at December 31	(883)	(712)

Trade receivables are written off where there is no reasonable expectation of recovery. Assessments are made individually, in each case, based on indicators that there is no reasonable expectation of recovery. Indicators include, amongst others, the failure of a debtor to engage in a repayment plan with the Group. Impairment losses on trade receivables are presented as selling, general and administration expenses within operating loss. Subsequent recoveries of amounts previously written off are credited against the same line item.

Loans to employees (Other financial assets at amortized cost)

Other financial assets at amortized cost primarily include loans to certain members of key management and other employees. The loans are full recourse and were issued 2016, 2017, 2019 and 2020 at a market rate for the purchase price of warrants in the parent (Oatly Group AB). The market rate was set at a rate equivalent to Swedish government borrowing rate (Sw. statslåneräntan) at the date of the loan plus a margin of 1%. Total issued amount for the loans was $5.1 million as at December 31, 2020. The loans have a maturity date that is the same as the use of the warrants which is at latest 10 years from grant date. The loans from employees have been repaid during 2021.

The credit risk for other financial assets at amortized cost as at December 31, 2021 and 2020 is not material, and no credit loss reserve has been recognized. The Group monitors closely if the credit risk for any issued loans has changed. For more information of the warrants and outstanding balances to related parties, see Note 7 Employee and personnel costs and Note 30 Related party disclosures.

3.1.3 Liquidity risk

Liquidity risk is the Group’s risk of not being able to meet the short-term payment obligations due to insufficient funds. Management monitors rolling forecasts of the Group’s liquidity reserve (comprising the undrawn borrowing facilities below) and cash and cash equivalents on the basis of expected cash flows. This is monitored at Group level with input from local management. In addition, the Group’s liquidity management policy involves projecting cash flows in major currencies and considering the level of liquid assets necessary to meet these, monitoring balance sheet liquidity ratios against internal and external regulatory requirements and maintaining debt financing plans Due to the dynamic nature of the underlying businesses, the Group treasury maintains flexibility in funding by maintaining availability under committed credit lines.

At the end of the reporting period, the Group held cash and cash equivalents of $295.6 ($105.4) million and short-term investments of $249.9 ($ - ) million that are available for managing liquidity risk. The Group has both long-term and a short-term financing with credit institutions.

In April 2021 the Group entered into Sustainable Revolving Credit Facility Agreement (the “SRCF Agreement”) including a multicurrency revolving credit facility of SEK 3.6 billion (equivalent of USD 397.8 million) with an accordion option of another SEK 850 million (equivalent of USD 93.9 million), subject to the fulfilment of certain conditions and at the lenders’ discretion. The initial term of the SRCF Agreement is three years from May 20, 2021, with an option to extend twice, for one additional year each at the lenders’ discretion. Borrowings under the SRCF Agreement are repayable at the end of the interest period to which that loan relates and carry an interest rate of the aggregate of the applicable margin and SONIA, LIBOR (with a rate switch to SOFR), STIBOR or EURIBOR, depending on the denominated currency, amounts loaned and if the denominated currency is a rate switch currency. Under the SRCF Agreement, the Group is subject to both financial and non-financial covenants. The non-financial covenants are covenants linked to sustainability measures. The financial covenants are tangible solvency, minimum EBITDA and liquidity requirements. The financial covenants are subject to a conversion right that may be exercised at the Group’s discretion from December 31, 2023, and following such conversion, the existing tangible solvency, minimum EBITDA and liquidity covenants will fall away and be replaced with a total net leverage ratio. The SRCF Agreement also contains limitations on the Group’s ability to pay dividends until the Group exercises their covenant conversion right. The SRCF agreement replaced the previous credit facility of $146.3 million.

As at December 31, 2021, the Group has not utilized any loan amounts under the new SRCF agreement. The Liabilities to credit institutions balance at December 31, 2021, is related to outstanding amounts on the European Investment Fund Facility (the “EIF Facility”) which was entered in October 2019 and matures in October 2022. The recognized amount as at December 31, 2021, is $6.0 ($8.0) million (denominated in EUR).

At December 31, 2020, the Group also had a term loan of $88.4 million that was repaid in 2021.

During 2020, the Group had a short-term credit facility of $15 million with a credit institute in the United States that could be utilized by providing collateral in trade receivables and inventories. As at December 31, 2020 $1.9 million was utilized and the same amount of trade receivables and inventories were pledged as collateral. The facility was pre-terminated in June 2021.

During 2020, the Group received a shareholder loan (the Subordinated Bridge Facilities Agreement) of $87.8 million split into EUR, USD and SEK. The loan was settled in full during 2021. For further information on the terms and conditions for 2020, see Note 27 Shareholder loans.

In total, the Group had access to undrawn bank overdraft facilities at the end of the reporting period amounting to $397.8 ($157.9) million.

3.1.4 Refinancing risk

Refinancing risk is defined as the risk for difficulties in refinancing the Group, that financing cannot be achieved, or can only be achieved at a higher cost. Liabilities to credit institutions and available facilities within the Group has an average maturity of 27 (18) months.

During 2021, the Group entered into a new multicurrency revolving credit facility of SEK 3.6 billion (equivalent of USD 397.8 million) with an accordion option of another SEK 850 million (equivalent of USD 93.9 million), subject to the fulfilment of certain conditions and at the lenders’ discretion. See above under “Liquidity risk” for a description of the deal.

The tables below analyze the Group’s financial liabilities into maturity groupings based on their contractual maturities for:

a) all non-derivative financial liabilities:

b) and net settled derivative financial instruments for which the contractual maturities represent the timing of the cash flows.

The amounts disclosed in the table are the contractual undiscounted cash flows. Balances due within 12 months equal their carrying balances as the impact of discounting is not significant. For interest rate swaps, the cash flows have been estimated using forward interest rates applicable at the end of the reporting period.

December 31, 2021	Less than 3 months	Between 3 months and 1 year	Between 1 and 2 years	Between 2 and 5 years	After 5 years	Total contractual cash flows	Carrying amount
Non-derivatives
Trade payables	93,043	—	—	—	—	93,043	93,043
Liabilities to credit institutions	1,240	4,904	—	—	—	6,144	5,987
Lease liabilities	4,275	12,826	19,134	39,702	200,327	276,265	143,219
Total non-derivatives	98,558	17,730	19,134	39,702	200,327	375,452	242,249

December 31, 2020	Less than 3 months	Between 3 months and 1 year	Between 1 and 2 years	Between 2 and 5 years	After 5 years	Total contractual cash flows	Carrying amount
Non-derivatives
Trade payables	45,295	—	—	—	—	45,295	45,295
Liabilities to credit institutions	3,802	5,553	96,703	—	—	106,058	95,990
Bank overdraft facility	1,197	—	—	—	—	1,197	1,197
Shareholder loans	—	108,401	—	—	—	108,401	106,118
Lease liabilities	1,917	5,751	5,696	12,693	12,429	38,486	30,144
Total non-derivatives	52,211	119,705	102,399	12,693	12,429	299,437	278,744
Derivatives
Interest rate swaps—net settled	17	51	67	146	9	290	189
Total derivatives	17	51	67	146	9	290	189

3.2. Capital management

The Group’s objectives when managing capital are to safeguard its ability to continue as a going concern, so that the Group can continue its business and provide future returns for shareholders and maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may issue new shares or sell assets to reduce debt. Capital is calculated as “equity attributable to owners of the Company” as shown in the balance sheet plus total borrowings (including current and non-current liabilities to credit institutions and lease liabilities as shown in the balance sheet) less cash and cash equivalents.